UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):
December 12, 2006
COREL CORPORATION
(Exact name of registrant as specified in its charter)

Canada	000-20562	98-0407194

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1600 Carling Avenue Ottawa, Ontario
Canada	K1Z 8R7

(Address of principal executive offices)	(Zip Code)
(613) 728-0826
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SIGNATURES
Exhibit Index
EX-99.1: FIRST AMENDMENT AND WAIVER TO CREDIT AGREEMENT DATED AS OF DECEMBER 12, 2006.

Explanatory Note

Corel Corporation (“Corel”) filed a Current Report on Form 8-K on December 13, 2006 (the “Original Form 8-K”), to report items 2.01 and 9.01. Corel is filing this Form 8-K/A to include Item 2.03 and file an exhibit. Items 2.01 and 9.01 are unchanged from the Original Form 8-K and are incorporated herein by reference.

Section 2 — Financial Information

Item 2.03 Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant

     Corel entered into a credit agreement dated May 2, 2006 (the “Credit Agreement”) filed as exhibit 10.1 to Corel’s Form 10-Q for the Quarterly Period Ended February 28, 2006 filed with Securities and Exchange Commission on May 5, 2006. Corel subsequently entered into a first amendment to the Credit Agreement dated December 12, 2006 (the “First Amendment”), filed herein as exhibit 99.1. The First Amendment amended the Credit Agreement to create an additional term loan facility in the amount of $70,000,000 (the “Additional Term Loan”). The material terms relevant to the Additional Term Loan are the same as those relating to the original term loan under the Credit Agreement. The First Amendment also amended the Credit Agreement to substitute and replace the administrative agent and to permit the acquisition of Intervideo (as described in Item 2.01 above).

     Corel entered into a guaranty in favour of JP Morgan Chase Bank, N.A., Taipei Branch (“JPM Taipei”) dated December 13, 2006 (the “Guaranty”). Pursuant to the Guaranty, Corel has guaranteed all of the obligations of its subsidiary, Intervideo Digital Technology Corp. (“IVT”) to JPM Taipei under a facility letter dated as of December 13, 2006 between IVT and JPM Taipei (the “Facility Letter”). The Facility Letter established a credit facility in favour of IVT in New Taiwan Dollars in an amount not to exceed US $22,000,000. Corel has provided a letter of credit to JPM Taipei as security for its obligations under the Guaranty in the amount of US $22,810,000. The obligations of IVT under the Facility Letter mature on January 8, 2007.

Section 9 — Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(c) Exhibits

99.1	First Amendment and Waiver to Credit Agreement dated as of December 12, 2006

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

COREL CORPORATION
Date: December 14, 2006	By:	/s/ CHRISTOPHER DIFRANCESCO
		Name:	Christopher DiFrancesco
		Title:	Vice President, Legal, General Counsel and Secretary

Exhibit Index

99.1	First Amendment and Waiver to Credit Agreement dated as of December 12, 2006